                                                                   EXHIBIT 10.55

                                 AMENDMENT NO. 3
                                       TO
                            STOCK PURCHASE AGREEMENT

      AMENDMENT NO. 3 (this "AMENDMENT") dated as of December 28, 2001 to Stock Purchase Agreement (the "STOCK PURCHASE AGREEMENT") dated as of August 23, 2001 between HEALTHSTAR HOLDINGS LLC, a New Jersey limited liability Corporation ("HOLDINGS") and BIONUTRICS, INC., a Nevada corporation ("BNRX" or the "CORPORATION") as amended by Amendment No. 1 dated as of August 23, 2001 (the "FIRST AMENDMENT") and Amendment No. 2 dated as of October 31, 2001 (the "SECOND AMENDMENT") by and among Holdings, BNRX and the purchasers of shares of Common Stock of the Corporation whose names appear on that certain accession agreement who will agree to be bound by the Stock Purchase Agreement, as amended (collectively, the "INVESTORS").

                                   BACKGROUND

      A. Section 10.9 of the Stock Purchase Agreement provides that Holdings and BNRX may amend the Stock Purchase Agreement by an agreement in writing signed by both parties.

      B. Further, the parties hereto have agreed to amend certain matters in connection with the Closing of the Stock Purchase Agreement, which they desire to formalize and reduce to writing as set forth in this Amendment.

      NOW THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

      1. DEFINITIONS. Unless otherwise set forth herein, all capitalized terms shall have the meaning ascribed to them in the Stock Purchase Agreement and the First Amendment.

      2. MULTIPLE CLOSINGS. Section 1.3 of the Stock Purchase Agreement, as amended by the First Amendment and Second Amendment, is hereby further amended and restated to read in its entirety as follows:

                  "1.3 Closing. The initial closing of the transactions
            contemplated by the Stock Purchase Agreement, as amended, in an amount of at least the Holdings Shares and the Minimum Purchased Shares (the "INITIAL CLOSING") shall occur on or before January 31, 2002 (the "INITIAL CLOSING DATE"). Thereafter, one or more subsequent closings of the transactions contemplated by the Stock Purchase Agreement, as amended, each of an amount of no less than one hundred thousand (100,000) Purchased Shares, shall occur on or before March 31, 2002 (each a "SUBSEQUENT CLOSINGS"); provided however that Holdings may extend the Initial Closing Date in its sole discretion if any of the conditions to Holdings' obligation to close set forth in Article V of the Stock Purchase Agreement, as amended, are not satisfied in Holding's sole and absolute discretion. Closings shall occur at Holdings' offices located at 100 Woodbridge Center Drive Suite 202, Woodbridge, New Jersey 07095 or such other location as Holdings may advise the Corporation in writing.

      3. SHAREHOLDER APPROVAL. Section 5.13 of the Stock Purchase Agreement is hereby amended by deleting Section 5.13 in its entirety and replacing it with the following:

                  "5.13 Shareholder Approval. BNRX shall have obtained the
            requisite shareholder approval by a solicitation, in form and substance acceptable to Holdings, for a charter amendment to allow the number of directors to be increased or decreased, from time to time, in such manner as provided in the bylaws of the Company.

      4. ALL OTHER TERMS. All other terms of the Agreement, the First Amendment and Second Amendment shall remain in full force and effect.

      5. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

HEALTHSTAR HOLDING LLC                    BIONUTRICS, INC.


By: /s/ Peter Cossman                     By: /s/ Ronald H. Lane
    -----------------------                   -----------------
Name:  Peter Cossman                      Name:  Ronald Howard Lane, Ph.D.
Title:  Vice President                    Title:  Chairman and Chief
                                          Executive Officer



                                       2